UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AdTheorent Holding Company, Inc.

(Name of registrant as specified in its charter)

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YourVoteCounts! ADTHEORENT HOLDING COMPANY, INC. 2022 Annual Meeting Vote by May 24, 2022 11 :59 PM ET AdTheorent Holding Company, Inc. 330 Hudson Street, 13th Floor New York, NY 10013 You invested in ADTHEORENT HOLDING COMPANY, INC. and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022. Get informed before you vote View the Notice & Proxy Statement, Form 10-K    online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email Smartphone users Vote Virtually at the Meeting* Point your camera here and May 25, 2022 9:00AM EDT vote without entering a ~Inumber Virtually at: www.virtualshareholdermeeting.com/ADTH2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 0 For 01) Ben Tatta 02) John Black 03) Danielle Qi 2. Ratify the selection of BOO USA, LLP as the Company’s independent registered public accounting firm for the year 0 For ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.